Exhibit 1

                       TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, AT&T Wireless Services Note-Backed Series 2002-7
   *CUSIP:       21988G452     Class       A-1
                 21988GBR6     Class       A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending September 1, 2005.

INTEREST ACCOUNT
----------------


Balance as of          March 1, 2005.....                               $0.00
         Scheduled Income received on securities.....           $1,312,500.00
         Unscheduled Income received on securities.....                 $0.00

LESS:
         Distribution to Class A-1 Holders.....                -$1,200,000.00
         Distribution to Class A-2 Holders.....                  -$112,500.00
         Distribution to Depositor.....                                -$0.00
         Distribution to Trustee.....                                  -$0.00
Balance as of         September 1, 2005.....                            $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of         March 1, 2005.....                                $0.00
         Scheduled Principal received on securities.....                $0.00

LESS:
         Distribution to Holders.....                                  -$0.00
Balance as of         September 1, 2005.....                            $0.00


         UNDERLYING SECURITIES HELD AS OF         September 1, 2005

           Principal
             Amount                           Title of Security
           ---------                          -----------------
          $30,000,000       AT&T Wireless Services, Inc. 8.75% Senior Notes due
                            March 1, 2031
                            *CUSIP:        00209AAF3

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.

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